EXHIBIT 10.1

WARRANT BOD #17

WARRANT TO PURCHASE SHARES
OF COMMON STOCK
OF OMNI BIO PHARMACEUTICAL, INC.

Warrant to Purchase 600,000 Shares of Common Stock
(subject to adjustment as set forth herein)

Exercise Price $3.00 Per Share
(subject to adjustment as set forth herein)

VOID AFTER 5 P.M., MST, November 13, 2016

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

Omni Bio Pharmaceutical, Inc., 5350 South Roslyn, Suite 400, Greenwood Village, CO 80111, (the "Company"), hereby certifies that, for value received, Charles A. Dinarello, 333 15th Street, Boulder, CO 80302 (who, together with any subsequent holder of this warrant (“Warrant”), is referred to as the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time before 5 PM, MST, on November 13, 2016 ("Expiration Date”), up to Six Hundred Thousand (600,000) of the Company's $.001 par value Common Stock (the "Shares") at a purchase price of $3.00 per Share (the "Exercise Price").

The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged.  The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below.

Shares underlying this Warrant (the “Warrant Shares”) vest according to the schedule below assuming that the Holder has continuously served as an employee, non-employee director, advisor or consultant of the Company through such date subject to Sections 14 and 15 below.

Vest Date	# of Warrant Shares

March 31, 2010	150,000
March 31, 2011	150,000
March 31, 2012	150,000
March 31, 2013	150,000

1.      Exercise of Warrant.

(a)
Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time before the Expiration Date, by the Holder's presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in immediately available funds, for that number of Shares specified in the Notice of Exercise.  In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase that number of Shares as to which this Warrant has not been exercised.

(b)
Upon receipt of this Warrant by the Company as described in subsection (a) above, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Shares may not have been prepared or actually delivered to the Holder.

2.      Exchange, Assignment or Loss of Warrant.

(a)
This Warrant may be sold, transferred or assigned at any time after the Warrant has vested, in whole or in part, if (i) the transfer is by operation of law as a result of the death of any Holder to whom all or a portion of this Warrant may be transferred, (ii) the transfer is to any successor of the Holder's business and (iii) to such other persons for which transaction an exemption from the registration requirements of the Act can be established to the satisfaction of the Company.  Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B.  Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

(b)
This Warrant, alone or with other Warrants containing the same terms and conditions and owned by the same Holder, is exchangeable at the option of the Holder but at the Company's sole expense, at any time prior to its expiration either by its terms or by its exercise in full upon presentation and surrender to the Company at its principal office for another Warrant or other Warrants, of different denominations but containing the same terms and conditions as this Warrant, entitling the Holder to purchase the same aggregate number of Shares that were purchasable pursuant to the Warrant or Warrants presented and surrendered.  At the time of presentation and surrender by the Holder to the Company, the Holder also shall deliver to the Company a written notice, signed by the Holder, specifying the denominations in which new Warrants are to be issued to the Holder.

(c)
The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that (i) in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and (ii) in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation.  Any new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company regardless of whether the Warrant that was lost, stolen, destroyed, or mutilated shall be enforceable by anyone at any time.

3.      Anti-Dilution Provisions.

3.1       Stock Splits, Dividends, Etc.

(a)
If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefore.

(b)
Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.2
Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

3.3
Certificate as to Adjustments.  In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company shall forthwith mail a copy of each such certificate to each Holder.  The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

3.4
Notices of Record Date, Etc:  In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company shall forthwith mail a copy of each such certificate to each Holder.  The failure to prepare or provide such certificate shall not modify the rights of any party hereunder.

(a)
the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

(b)
of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of this Warrant.

3.5
Threshold for Adjustments.  Anything in this section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section 3 shall have required a change of the Exercise Price by at least $.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.01, such full change in the Exercise Price shall thereupon be given effect.  No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

4.
Reservation of Shares. The Company hereby agrees that at all times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Shares that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised.

5.
Representations of the Holder.   The Company hereby agrees that at all times prior to the Expiration Date, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of Shares that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised.

(a)
The Holder represents and warrants that the Holder is acquiring this Warrant and the Shares solely for the Holder’s own account for investment and not with a view to or for sale or distribution of said Warrant or Shares or any part thereof.  The Holder also represents that the entire legal and beneficial interests of this Warrant and Shares the Holder is acquiring are being acquired for, and will be held for, the Holder’s account only.

(b)
The Holder understands that this Warrant and the Shares have not been registered under the Act, or the securities laws of any applicable state, on the basis that no distribution or public offering of the stock of the Company is to be effected.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding the Holder’s representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention.

(c)
The Holder recognizes that this Warrant and the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register this Warrant or the Shares, or to comply with any exemption from such registration. This Warrant, the Shares, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

(d)	The Holder is aware that neither this Warrant nor the Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met.

(e)	The Holder understands and agrees that all certificates evidencing the Exercise Shares shall bear legends substantially in the form of the following:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are 'restricted securities' as that term is defined in Rule 144 under the Act.  The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

6.
Rights of the Holder.  The Holder shall not be entitled to any rights as a shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein.  The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company.

7.
Charges Due Upon Exercise.  The Company shall pay any and all issue or transfer taxes, including, but not limited to, all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Shares upon the exercise of this Warrant.

8.
Shares to be Fully Paid.  The Company covenants that all Shares that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant will be, upon such delivery, validly and duly issued, fully paid and non-assessable.

9.
Notices.  All notices, certificates, requests, or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1.  All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid.  The addresses of the parties may be changed, and addresses of other Holders and holders of Shares may be specified, by written notice delivered pursuant to this Section 14.  The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

10.
Applicable Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado, and courts located in Colorado shall have exclusive jurisdiction over all disputes arising hereunder except as provided in Section 15 hereof.

11.
Dispute Resolution.   The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Warrant, or the breach, termination, or validity thereof (a “Dispute”) promptly by negotiation between the parties.  If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the Dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence.  If a Dispute is not resolved by mediation, then the Dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, except as otherwise provided herein.  Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  The place of arbitration shall be Denver, Colorado.  Each party shall be responsible for his own attorney fees incurred during any phase of dispute resolution.  The arbitrator shall apply the law to the dispute in the same manner as a judge as though the dispute was before a court of law of the State of Colorado.  The arbitrator shall have the authority to award any remedy or relief that a court of the State of Colorado could order or grant, including, without limitation, specific performance of any obligation created under the Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process.  Notwithstanding the foregoing, the arbitrator shall not have authority to award punitive damages.  The parties shall take all reasonable steps necessary to conduct a hearing no later than forty-five (45) days after submission of the matter to arbitration.  The arbitrator shall render his decision within fifteen (15) days after the close of the arbitration hearing.  The arbitration award shall be in writing and shall specify the factual and legal bases for the award.

12.
Market Standoff Agreement. The Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Holder, for a period of time specified by the managing underwriter(s) or placement agent(s), as applicable, (not to exceed one hundred eighty (180) days) following the effective date of a primary underwritten public offering by the Company of any Common Stock (or other securities) or private placement by the Company of any Common Stock (or other securities).  Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) or placement agent(s) which are consistent with the foregoing or which are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.  The underwriters or placement agents of the Company’s stock are intended third party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

13.	Change of Control of the Company. As used herein, a "Change of Control" shall be deemed to have occurred if:

(a)
Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are stockholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder and a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company immediately prior to the transaction will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

(b)
The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company immediately prior to the merger or consolidation will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

14.	Consequences of a Change of Control.

(a)    Notice and Acceleration.    Upon a Change of Control, (i) the Company shall provide the Holder a written notice of such Change of Control, (ii) on the date prior to the Change of Control, the Warrant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on the Warrant shall immediately lapse.

(b)    Assumption of Warrant.    Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), any outstanding portion of the Warrant that is not exercised shall be assumed by, or replaced with comparable warrants and/or options by, the surviving corporation.

15.	Termination of Employment, Services, Disability or Death.

(a)
In the event the Holder ceases to be employed by or provide service to the Company for any reason other than Disability, death, or termination for Cause, any unvested Warrant Shares will be forfeited and cancelled on the date on which the Holder ceases to be employed by, or provide service to, the Company.

(b)
In the event the Holder ceases to be employed by, or provide service to, the Company due to termination for Cause by the Company, this Warrant shall terminate as of the date the Holder ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 15, if the Company determines that the Holder has engaged in conduct that constitutes Cause at any time while the Holder is employed by, or providing service to, the Company or after the Holder's termination of employment or service, this Warrant shall immediately terminate, and the Holder shall automatically forfeit all Shares underlying any exercised portion of this Warrant for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Holder for such shares. Upon any exercise of this Warrant, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in forfeiture.

(c)
In the event the Holder ceases to be employed by or provide service to the Company due to Disability or death, all Warrant Shares shall immediately become vested and exercisable. In the circumstance of death, this Warrant shall pass to the Holder’s estate.

For purposes of this Section 15:

(1)
"Employed by or provide service to the Company" shall mean employment or service as an employee, non-employee director, advisor or consultant (so that, for purposes of exercising this Warrant, the Holder shall not be considered to have terminated employment or service until the Holder ceases to be an employee, non-employee director, advisor or consultant).

(2)
"Disability" shall mean permanent and total disability.  An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.  An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

(3)
"Cause" shall mean, except to the extent specified otherwise by the Company or its Board of Directors (the “Board”), a finding by the Company or Board that the Holder (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Company or Board determine.

    16.   Miscellaneous Provisions.

(a)
Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Shares and the exercise of this Warrant in full shall not terminate the provisions of this Warrant as it relates to holders of Shares.

(b)
If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including, but not limited to, all reasonable attorney's fees and disbursements.

(c)
This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

(d)
If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

(e)
The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

(f)
Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant.  Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

OMNI BIO PHARMACEUTICAL, INC.

ATTEST:

By	/s/ Robert Ogden	By	/s/ Vicki D.E. Barone
	Robert Ogden		Vicki D.E. Barone
	Secretary		Chairperson of the Board

Date		Date

EXHIBIT A

NOTICE OF EXERCISE

(To be executed by a Holder desiring to exercise the right to purchase Shares pursuant to a Warrant.)

    The undersigned Holder of a Warrant hereby:

(a) irrevocably elects to exercise the Warrant to the extent of purchasing _______________ Shares;

(b) makes payment in full of the aggregate Exercise Price for those Shares in the amount of $ by the delivery of immediately available funds in the amount of $ __________;

(c)  requests that certificates evidencing the securities underlying such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

_______________________________________________

_______________________________________________

_______________________________________________
(Name and address of person other than the
undersigned in whose name Shares are to be registered)

(d)  requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated: __________________________________________		__________________________________________________________
Signature
(This signature must conform in all respects to the name of the Holder as specified on the face of the Warrant.)

___________________________________________________
Social Security Number		__________________________________________________________
or Employer ID Number		Printed Name

	Address:	__________________________________________________________ __________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned,  ____________________________________, hereby sells, assigns and transfers unto:

Name: ___________________________________________________
(Please type or print in block letters)

Address: _________________________________________________

        _________________________________________________

Tax ID or SSN:  ___________________________________________

the right to purchase  _______ Shares of Omni Bio Pharmaceutical, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned.  The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee.  Except for the number of Shares purchasable, the new Warrants to be issued and delivered by the Company are to contain the same terms and conditions as the undersigned's Warrant.  To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints _________________________________________________________ as the undersigned's attorney-in-fact to transfer the Warrants and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated: _______________________________________	___________________________________________________________
Signature
(This signature must conform in all respects
to the name of the Holder as specified on the
face of the Warrant.)

___________________________________________________________
Printed Name

Address: ___________________________________________________
___________________________________________________________